EXHIBIT 99.1

First NBC®

NASDAQ: NBCB

Sandler O'Neill + Partners, L.P.

2014 East Coast Financial Services Conference

November 12-13, 2014



First NBC

Forward Looking Statements

Statements contained in this presentation that are not historical facts, including statements accompanied by words such as "will," "believe," "anticipate," "expect," "estimate," "preliminary," or similar words, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's estimates, assumptions, and projections as of the date of the presentation and are not guarantees of future performance. Actual results may differ materially from the results expressed or implied by these forward-looking statements as the result of risks, uncertainties and other factors, including, but are not limited to, those discussed in the company's periodic reports and filings with the Securities and Exchange Commission (SEC). Copies of the company's SEC filings may be downloaded from the Internet at no charge from www.sec.gov or ir.firstnbcbank.com/sec.cfm. First NBC Bank Holding Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which the company undertakes no obligation to update or revise to reflect future events, information or circumstances arising after the date of this presentation.

Market data used in this presentation has been obtained from independent industry sources and publications as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. The company has not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation.

Company Profile

Headquarters:	New Orleans, LA
Founded:	2006
Total Assets*:	$3.6 billion
Shareholders' Equity*:	$423.5 million
Market Capitalization*:	$608.3 million
Offices:	32 full service branches
Average Daily Trading Volume:	98,913 shares
Institutional Ownership**:	67.6%


Liberty
Bogalusa
Baton Rouge
Slidell
Kenner
New Iberia
New Orleans
Lake Borgne
55
10
90

*As of September 30, 2014

** As of June 30, 2014

Performance Highlights

- Strong loan growth - 4.7% over the linked-quarter and 14.5% over the prior year end
  - Driven by increases in construction, commercial real estate and commercial loans
- Strong deposit growth – 8.8% over the prior year end
  - Driven by increases in noninterest-bearing demand and money market deposit accounts
  - Shift from NOW to money market deposits due to implementation of tiered pricing
- Growth in adjusted net income – 36.7% over the third quarter of 2013 and 46.6% on a year to date basis
  - Linked-quarter results are impacted by seasonal factors of the tax credit programs
- Improvement in net interest margin of 2 basis points over the linked-quarter and 29 basis points over the third quarter of 2013

Quarter Highlights

- *Improvement in NIM over linked-quarter and third quarter of 2013*
- *Continued loan growth and loan demand*
- *Strong credit quality*

($ in thousands; except per share data)	3Q14	2Q14	Linked - Quarter Change	3Q13	3Q14 vs. 3Q13 Change
Net Income	$14,359	$12,699	13.1%	$10,465	37.2%
Earnings Per Share (basic)	$0.75	$0.67	11.9%	$0.55	36.4%
Earnings Per Share (diluted)	$0.73	$0.65	12.3%	$0.54	35.2%
Return On Average Assets(%)	1.59%	1.45%	14 bps	1.34%	25 bps
Return on Average Common Equity(%)	15.30%	14.18%	112 bps	13.08%	222 bps
Total Loans	$2,698,619	$2,577,084	4.7%	$2,217,512	21.7%
Net Interest Margin(%)	3.37%	3.35%	2 bps	3.08%	29 bps
Net Interest Income	$27,760	$26,550	4.6%	$21,823	27.2%
Tangible Common Equity	$373,153	$358,638	4.0%	$311,149	19.9%
Efficiency Ratio(%)	65.10%	62.98%	212 bps	70.39%	(529) bps

Financial Trends

Balance Sheet	3Q14	2Q14	1Q14	4Q13	3Q13	Growth %
($ in millions)						
Total Assets	$ 3,634	$ 3,568	$ 3,482	$ 3,287	$ 3,161	15.0%
Gross Loans	2,699	2,577	2,471	2,358	2,218	21.7%
Total Deposits	2,971	2,958	2,889	2,731	2,634	12.8%
Total Equity	424	409	395	382	369	14.8%
Total Equity/Assets	11.66%	11.46%	11.34%	11.62%	11.67%	
Loans/Deposits	90.83%	87.12%	85.53%	86.34%	84.21%	

Income Statement	3Q14	2Q14	1Q14	4Q13	3Q13	Growth %
($ in thousands)						
Net Income (GAAP)	$ 14,359	$ 12,699	$ 12,828	$ 13,556	$ 10,465	37.2%
Adjusted Net Income (Non-GAAP)	14,308	12,663	12,828	12,679	10,465	36.7%
Earnings Per Share - Basic (GAAP)	$0.75	$0.67	$0.68	$0.71	$0.55	
Earnings Per Share - Basic (Non-GAAP)	$0.75	$0.67	$0.68	$0.66	$0.55	

- Adjusted net income is defined as net income adjusted for certain nonrecurring items such as gains on sales of investment securities, OREO and acquired impaired loans

First NBC

Financial Trends

Asset Quality	3Q14	2Q14	1Q14	4Q13	3Q13
Nonperforming Loans to Total Loans	0.90%	0.85%	0.81%	0.76%	0.92%
Nonperforming Assets to Total Assets	0.82%	0.76%	0.69%	0.67%	0.86%
Allowance for Loan Losses to Total Loans	1.49%	1.45%	1.39%	1.36%	1.35%
Allowance for Loan Losses to Nonperforming Loans	165.47%	171.60%	172.99%	178.34%	146.35%
Net Charge-offs to Average Loans	0.03%	0.03%	0.03%	0.22%	0.21%

Profitability	3Q14	2Q14	1Q14	4Q13	3Q13
Return on Average Common Equity	15.30%	14.18%	15.08%	16.77%	13.08%
Return on Average Assets	1.59%	1.45%	1.55%	1.68%	1.34%
Net Interest Margin	3.37%	3.35%	3.30%	3.26%	3.08%
Efficiency Ratio	65.10%	62.98%	61.46%	65.81%	70.39%

New Orleans: A Revitalized and Growing Market

- Macroeconomic and demographic trends provide favorable tailwinds in our primary markets
  - Orleans parish's population has continued to grow ahead of national average, approximately 10.1% from 2010 to 2013 versus national average of 2.4% (1)
  - Household income is expected to grow 17% from 2012 - 2017
- Industry continues to expand and invest in our markets
  - Home to the Port of South Louisiana and the Port of New Orleans, the 1st and 7th largest ports in the U.S. Both ports are expected to be positively impacted by the expansion of the Panama Canal
  - Louisiana continues to be one of the top producers of crude oil and natural gas in the United States
  - Strong and continued growth by the petrochemical, oil and gas industries with significant planned investments in our markets
- Tourism continues to grow
  - 9.28 million visitors spent a record $6.47 billion in New Orleans in 2013
  - 2013 Super Bowl and Women's Basketball Final Four
  - 2014 NBA All-Star Game and WWE WrestleMania XXX
- Post-Katrina and Rita reconstruction efforts have revitalized the region
  - Since Katrina and Rita, Louisiana has received over $30 billion of insurance policy proceeds and approximately $60 billion in governmental and tax incentives

(1) As of July 2013; Source: United States Census Bureau

Income Statement Trends

($in thousands, except per share data)	3Q14	2Q14	1Q14	4Q13	3Q13
Interest income	$ 38,668	$ 37,193	$ 35,161	$ 34,437	$ 31,973
Interest expense	10,908	10,643	10,313	10,326	10,150
Net interest income	27,760	26,550	24,848	24,111	21,823
Provision for loan losses	3,000	3,000	3,000	2,400	2,400
Net interest income after provision for loan losses	24,760	23,550	21,848	21,711	19,423
Noninterest income	3,034	2,933	3,359	5,401	2,461
Noninterest expense	20,047	18,568	17,337	19,423	17,092
Income before income taxes	7,747	7,915	7,870	7,689	4,792
Income tax (benefit) expense	(6,612)	(4,784)	(4,958)	(5,867)	(5,673)
Net income	14,359	12,699	12,828	13,556	10,465
Less net income attributable to noncontrolling interest	—	—	—	—	—
Net income attributable to Company	14,359	12,699	12,828	13,556	10,465
Less preferred stock dividends	(95)	(95)	(95)	(95)	(62)
Less earnings allocated to participating securities	(275)	(243)	(246)	(468)	(519)
Income available to common shareholders	$ 13,989	$ 12,361	$ 12,487	$ 12,993	$ 9,884
Earnings per common share-basic	$ 0.75	$ 0.67	$ 0.68	$ 0.71	$ 0.55
Earnings per common share-diluted	$ 0.73	$ 0.65	$ 0.66	$ 0.69	$ 0.54
Net income (GAAP)	$ 14,359	$ 12,699	$ 12,828	$ 13,556	$ 10,465
Noninterest income adjustments (net of tax):					
Gain on sale of investment securities	(51)	(36)	—	(7)	—
Gain on sale of OREO	—	—	—	(658)	—
Gain on sale of acquired impaired loans	—	—	—	(212)	—
Adjusted net income (Non-GAAP)	$ 14,308	$ 12,663	$ 12,828	$ 12,679	$ 10,465

First NBC

Non-Interest Income Trends

($ in thousands)	3Q14	2Q14	1Q14	4Q13	3Q13	3Q14 vs. 3Q13 $ Change	3Q14 vs. 3Q13 % Change	3Q14 vs. 2Q14 $ Change	3Q14 vs. 2Q14 % Change
Service charges on deposit accounts	$ 548	$ 498	$ 559	$ 566	$ 501	$ 47	9%	$ 50	10%
Investment securities gains/(losses), net	79	56	—	10	—	79	100%	23	41%
Gains/(losses) on assets sold	(75)	65	75	914	11	(86)	(782)%	(140)	(215)%
Gains/(losses) on fixed assets, net	(1)	(1)	—	6	3	(4)	(133)%	—	—%
Gains/(losses) on sale of loans, net	579	70	—	513	44	535	1,216%	509	727%
Cash surrender value income on bank-owned life insurance	352	237	159	165	166	186	112%	115	49%
Income from sales of state tax credits*	597	728	1,033	1,605	390	207	53%	(131)	(18)%
Community Development Entity fees earned**	109	196	679	1,147	400	(291)	(73)%	(87)	(44)%
ATM fee income	490	505	473	472	474	16	3%	(15)	(3)%
Other	356	579	381	3	472	(116)	(25)%	(223)	(39)%
Noninterest income	$ 3,034	$ 2,933	$ 3,359	$ 5,401	$ 2,461	$ 573	23%	$ 101	3%

*Increases in income from sales of state tax credits was primarily related to credits received through the Louisiana New Markets Job Act which were sold in 4Q13 and 1Q14

**Community Development Entity fees earned are impacted by seasonal influences of the tax credit award process

Non-Interest Expense Trends

($ in thousands)	3Q14	2Q14	1Q14	4Q13	3Q13	3Q14 vs. 3Q13 $ Change	3Q14 vs. 3Q13 % Change	3Q14 vs. 2Q14 $ Change	3Q14 vs. 2Q14 % Change
Salaries and employee benefits	$ 6,456	$ 5,942	$ 5,397	$ 7,169	$ 6,023	$ 433	7%	$ 514	9%
Occupancy and equipment expenses	2,737	2,684	2,584	2,612	2,626	111	4%	53	2%
Professional fees	1,628	1,511	1,899	2,225	1,711	(83)	(5)%	117	8%
Taxes, licenses and FDIC assessments	1,240	1,343	1,199	1,307	1,087	153	14%	(103)	(8)%
Tax credit investment amortization*	3,974	3,377	2,827	2,344	2,403	1,571	65%	597	18%
Write-down of foreclosed assets	1	20	166	94	29	(28)	(97)%	(19)	(95)%
Data processing	1,207	1,141	1,098	1,017	1,086	121	11%	66	6%
Advertising and marketing	685	556	578	951	507	178	35%	129	23%
Other	2,119	1,994	1,589	1,704	1,620	499	31%	125	6%
Noninterest expense	$ 20,047	$ 18,568	$ 17,337	$ 19,423	$ 17,092	$ 2,955	17%	$ 1,479	8%

*Tax credit amortization increased due to increases in completion of tax credit projects and tax credit investments

Increasing Profitability



Net Income by Quarter
15,000
14,000
13,000
12,000
11,000
10,000
9,000
$ (Thousands)
3Q13
4Q13
1Q14
2Q14
3Q14
Net Income



Basic EPS
0.80
0.75
0.70
0.65
0.60
0.55
0.50
$ (Dollars)
3Q13
4Q13
1Q14
2Q14
3Q14
Basic EPS

- Quarterly results are impacted by seasonal factors of the tax credit programs

First NBC

Profitability


Return on Average Common Equity
18%
16%
14%
12%
10%
8%
6%
4%
6.11%
11.42%
14.28%
15.77%
14.88%
14.84%
2009
2010
2011
2012
2013
YTD 2014
Return on Average Common Equity


Return on Average Assets
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.45%
0.79%
1.17%
1.19%
1.37%
1.53%
2009
2010
2011
2012
2013
YTD 2014
Return on Average Assets

- First NBC completed its initial public offering, which raised $115 million, in May 2013.

Profitability


Net Interest Margin
4%
3%
2%
1%
0%
2.67%
3.09%
3.44%
3.36%
3.11%
3.34%
2009
2010
2011
2012
2013
YTD 2014


Efficiency Ratio
76%
74%
72%
70%
68%
66%
64%
62%
60%
73.97%
62.57%
61.86%
62.56%
68.50%
63.23%
2009
2010
2011
2012
2013
YTD 2014

- First NBC completed its initial public offering, which raised $115 million, in May 2013.

Loan Composition

Loan Composition at 9/30/14



Consumer, 1%
Construction, 12%
Commercial, 37%
Commercial real estate, 45%
Consumer real estate, 5%

Loan Composition at 9/30/13



Consumer, 1%
Construction, 9%
Commercial, 35%
Commercial real estate, 50%
Consumer real estate, 5%

Loan Growth



1,300,000
1,200,000
1,100,000
1,000,000
900,000
800,000
700,000
$(Thousands)
Commercial real estate
Commercial
9/30/14
12/13/31
9/30/13

Loan Composition by Industry



Construction, 10%
Finance and insurance, 5%
Other, 33%
Real estate, rental and leasing, 32%
Other services, 8%
Accommodation and food services, 12%

- Yield on loans: 5.18
- 32% of real estate loans are owner-occupied
- 41% fixed rate/59% variable rate
- Average loan size - $870,000 for commercial and $858,000 for commercial real estate

First NBC

Annual Loan Growth


3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
$ (Thousands)
31.1%
48.4%
16.4%
22.7%
14.5%
2009
2010
2011
2012
YTD 2014
Total Loans
Percentage Change

- Experienced double-digit loan growth over each of the last five years
- Expects to achieve similar growth results in 2014
- Driven by increases in construction, commercial real estate and commercial loans
- Favorable economic market conditions in the New Orleans trade area
- Growth in commercial loans due in part to growth in the oil and gas industry

First NBC

Deposit Composition

Deposit Composition at 9/30/14



Noninterest-bearing, 11%
NOW deposits, 16%
MMA deposits, 32%
Savings deposits, 2%
Certificates of deposit, 39%

Deposit Composition at 9/30/13



Noninterest-bearing, 9%
NOW deposits, 21%
MMA deposits, 20%
Savings deposits, 2%
Certificates of deposit, 48%

Deposit Growth



1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
$ (Thousands)
NOW deposits
MMA deposits
Certificates of deposit
9/30/14
12/13/31
9/30/13

- Rate on Interest-Bearing Deposits: 1.54%
- Average deposit size - $49,000 for transaction accounts and $58,000 for certificates of deposit
- Competitively priced deposit base drives customer loyalty
- Locally sourced
- Significant migration towards transaction accounts

First NBC

Deposit Composition



Deposit Composition
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
$ (Thousands)
2010
2011
2012
2013
YTD 2014
Certificates of deposit
Money market deposits
NOW accounts
Noninterest-bearing demand
Savings deposits



Interest Rate on Deposits
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.28%
1.96%
1.61%
1.61%
1.55%
2010
2011
2012
2013
YTD 2014

First NBC

Net Interest Margin


6%
5%
4%
3%
2%
1%
5.16%
5.23%
5.25%
5.22%
5.28%
5.18%
2.88%
3.08%
3.11%
3.30%
3.35%
3.37%
1.62%
1.64%
1.63%
1.57%
1.55%
1.54%
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
Loan Yield
NIM
Cost of Funds

- Net interest margin increased 29 bps compared to 3Q'13
- 11 bps positive from hedge executed during September 2013
- Cost of deposits decreased 8 bps compared to 3Q'13

Tax Credit Overview

- Tax credits are an integral part of First NBC's commercial banking business
  - Management has a deep understanding of this business which is core to First NBC's corporate strategy
- Well-established federal and state programs
  - Promotes private investment in low income areas, builds affordable housing and rehabilitates historic buildings
  - Includes Federal Historic Rehabilitation Tax Credits which was established as part of the Tax Reform Act of 1976
  - Includes Low-Income Housing Tax Credits which was created under the Tax Reform Act of 1986
  - Includes Federal New Markets Tax Credits which was established as part of the Community Renewal Tax Relief Act of 2000
- First NBC plays three roles
  - Investor in the underlying project
  - Lender to the developer
  - Allocator of New Markets Tax Credits to the project
- First NBC receives tax credits in exchange for investment in the project
- Loans underwritten to normal credit standards
- Underlying projects have low LTVs (40% - 70%)
- Strong financial returns

Federal New Markets Tax Credit Program

Round	Award	# of Applications	# of Recipients	Total Awarded (in millions)	First NBC Award (in millions)	Award Date
5	2007	258	61	3,909	-	Oct-07
6	2008	239	102	4,960	-	Oct-08
7	2009	249	99	5,000	-	Oct-09
8	2010	250	99	3,500	28	Feb-11
9	2011	314	70	3,623	40	Feb-12
10	2012	282	85	3,500	50	Apr-13
11	2013	310	87	3,500	-	Jun-14
		2,980	836	$40,092	$118	

Source: CDFI website NMTC Booklet

Tax Credit Investments & Loans

Tax Credit Investment & Loan Detail 9/30/14


New Markets Investments, 12%
Low Income Housing Investments, 10%
Historic Rehabilitation Investments, 10%
Construction Loans, 20%
Commercial Real Estate Loans, 13%
Commercial and Industrial Loans, 35%

- $118.2 million invested in tax credit entities
- $248.0 million loaned to tax credit related projects

Tax Credit NMTC Allocations

($ in thousands)

Bank Owned CDE [(1)]	$118.0	43
Non-Bank Owned CDE	$155.3	57
Total QEI Invested	$273.3	100

(1) Bank Owned is First NBC Bank NMTC allocations from 2011-2013 of $118 million

First NBC

Future Tax Credits
As of December 31, 2013


25.0
20.0
15.0
10.0
5.0
0.0
$ (Millions)
2014
2015
2016
2017
2018
Period Ending
TOTAL FEDERAL NMTCs
TOTAL FEDERAL LIHTCs

- $161.9 million of New Market and Low Income tax credits have been awarded ($47.1 million realized through December 31, 2013, $114.8 million in remaining benefits to be realized)
- Beginning in years 2015 and 2016, the Company expects to recognize Federal HTCs of approximately $19.9 million and $5.7 million, respectively.

First NBC